UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 to June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual Report June 30, 2007

PIMCO

PCM Fund, Inc.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $692 billion of assets under management as of June 30, 2007, is responsible for the management and administration of PCM Fund, Inc. (formerly known as PIMCO Commercial Mortgage Securities Trust, Inc.) (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments and governmental bodies in the United States and the world.

Chairman’s Letter

Dear PCM Fund Shareholder:

It is our pleasure to present to you the semiannual report for PCM Fund, Inc. (the “Fund”), covering the six-month period ended June 30, 2007, the Fund’s fiscal half-year end. At the end of the reporting period, the Fund’s net assets stood at $130 million.

In response to a difficult market environment, the Fund announced on February 27, 2007, a decrease in the Fund’s monthly dividend from 9.375 cents per common share to 7.00 cents per common share. Certain factors contributed to this environment, including the dramatic increase in short-term interest rates and the prolonged inversion of the U.S. yield curve, which increased borrowing costs for the Fund, and the narrowing of risk premiums offered by the bond market, which led to lower reinvestment yields.

On June 1, 2007, the Fund changed its name from PIMCO Commercial Mortgage Securities Trust, Inc. to PCM Fund, Inc. Additionally, on June 1, 2007, the Fund eliminated its non-fundamental investment policy of investing at least 80% of its net assets and amounts borrowed for investment purposes in commercial mortgage-backed securities (“CMBS”). Instead, effective June 1, 2007, the Fund adopted a non-fundamental policy requiring the Fund to invest at least 65% of its total assets in CMBS (as more fully described in this semiannual report), which expands the Fund’s available universe of permitted investments.

Highlights of the financial markets during the period include:

■

Economic data during the first quarter of 2007 pointed to slower growth, which heightened market expectations for a decrease in the Federal Funds Rate. By the second quarter, economic data, such as employment statistics, provided little indication of economic weakness, causing expectations of a decrease in the Federal Funds Rate to unwind and U.S. interest rates to move higher. Interest rates in Europe and the U.K. also rose over the period as central banks raised their key lending rates due to inflation concerns.

■

Returns of mortgage-backed bonds lagged U.S. Treasuries on a like-duration basis during the period, with the majority of the underperformance occurring in June. The sector was negatively impacted by an increase in volatility as the ten-year U.S. Treasury yield broke out of its trading range in June, reaching a five-year high. On June 30, 2007, the ten-year U.S. Treasury yielded 5.03%, or 0.32% higher than at the beginning of the year.

■

Returns of commercial mortgage-backed securities also lagged U.S. Treasuries during the period as spreads widened amid increasing concerns over weaker underwriting standards and declining credit enhancement levels in recent deals.

■

Continued weakness in the subprime mortgage market led investors to avoid spread products and move into U.S. Treasuries during the period. The Fund’s exposure to the subprime mortgage market was limited due to a focus on CMBS.

In these pages please find a more complete Fund review as it relates to financial-market activities, as well as details about total return investment performance for the six-month reporting period.

If you have any questions regarding your Fund investment, please contact us at 1-866-746-2606. Additionally, you can visit the Fund’s website at www.pcmfund.com. Thank you for the trust you have placed in us. We will continue to work diligently to serve your investment needs.

Sincerely,

Brent R. Harris

Chairman, PCM Fund, Inc.

July 31, 2007

Semiannual Report	June 30, 2007	1

Important Information About the Fund

Background and Investment Objectives

The Fund is a non-diversified, closed-end bond fund that trades on the New York Stock Exchange under the symbol “PCM.” Formed in 1993, the Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

Primary Investments

Effective June 1, 2007, the Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in commercial mortgage-backed securities (“CMBS”), which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of credit default swaps sold by the Fund (i.e. where the Fund is selling credit default protection), the Fund will value the swap at its notional amount. Prior to June 1, 2007, the Fund sought to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in CMBS.

Effective February 27, 2007, the Fund changed its investment policies to permit investment in credit derivatives. This change permits the use of credit derivatives, such as credit default swaps, and other derivative instruments for gaining synthetic exposures.

Effective February 27, 2007, the Fund changed its policies so that it is permitted to use Fitch Ratings as a rating agency for purposes of credit quality investment restrictions. The Fund may now use Moody’s, S&P or Fitch ratings, or, if an issue is unrated, PIMCO’s assessment of the issue’s credit quality.

Summary of Risks

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: mortgage risk, prepayment risk, real rate risk, real estate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk, leverage risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these

2	PCM Fund, Inc.

instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund’s investments in derivatives could result in losses greater than the principal amount. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors, such as the real estate sector, may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

Sarbanes-Oxley Act and Other Information Available to Shareholders

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Fund’s website at http://www.pcmfund.com.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting our website at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 8, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Semiannual Report	June 30, 2007	3

Fund Summary  PCM Fund, Inc.

Objectives: The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.

Primary Investments: Commercial mortgage-backed securities

Inception Date: September 2, 1993

Total Net Assets: $130 million

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through June 30, 2007

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2007, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Share Price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the sale of Fund shares.

Average Annual Total Return for the period ended June 30, 2007
		6 Months(a)	1 Year	5 Years	10 Years	Fund Inception(b)
	PCM Based on NYSE Share Price	-20.81%	-13.22%	2.82%	6.92%	7.45%
	PCM Based on Net Asset Value	0.56%	8.28%	7.15%	7.79%	8.02%
- - -	Lehman Brothers Aggregate Bond Index(c)	0.98%	6.12%	4.48%	6.02%	5.91%

All Fund returns are net of fees and expenses.

(a)	Cumulative return.
(b)	The Fund began operations on 09/02/93. Index comparisons began on 08/31/93.
(c)

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling 1-866-746-2606.

4	PCM Fund, Inc.

NYSE Symbol	PCM

Allocation Breakdown % of Total Investments as of June 30, 2007
Commercial Mortgage-Backed Securities	78.8%
Real Estate Asset-Backed Securities	14.3%
Corporate Bonds & Notes	6.3%
Short-Term Instruments	0.5%
Purchased Options	0.1%

Portfolio Insights

»	Duration positioning above that of the index for most of the period detracted from returns as the ten-year Treasury yield rose during the period.

»	A curve steepening bias added to returns as the 30-year Treasury yield rose more than the two-year Treasury yield.

»	An emphasis on BBB-rated commercial mortgage-backed securities (“CMBS”) detracted from returns as these issues lagged higher-rated CMBS.

»	Exposure to below-investment grade CMBS added to returns as below-investment grade CMBS outperformed investment grade issues.

»	An allocation to high-yield corporate debt benefited performance as high-yield corporate debt significantly outperformed the investment grade market.

»	An underweight to emerging market debt detracted from returns as the sector outperformed Treasuries during the period.

Semiannual Report	June 30, 2007	5

Financial Highlights

Selected per Share Data for the Year or Period Ended:	06/30/2007+	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
Net Asset Value Beginning of Year or Period	$11.85	$11.94	$12.49	$12.53	$12.80	$12.85
Net Investment Income (a)	0.41	0.90	0.98	1.01	1.09	1.22
Net Realized/Unrealized Gain (Loss) on investments (a)	(0.34)	0.14	(0.40)	0.08	(0.23)	0.14
Total Income from Investment Operations	0.07	1.04	0.58	1.09	0.86	1.36
Dividends from Net Investment Income	(0.47)	(1.13)	(1.13)	(1.13)	(1.13)	(1.41)
Net Asset Value End of Year or Period	$11.45	$11.85	$11.94	$12.49	$12.53	$12.80
NYSE Share Price End of Year or Period	$10.99	$14.40	$14.03	$13.17	$14.53	$14.32
Total Investment Return
Per Share NYSE Share Price (b)	(20.81)%	11.17%	15.40%	(1.62)%	9.76%	11.59%
Total Investment Return
Per Share Net Asset Value (c)	0.56%	9.17%	4.78%	9.07%	7.03%	10.97%
Net Assets End of Year or Period (000s)	$130,021	$134,259	$134,792	$140,267	$139,891	$142,063
Ratio of Expenses to Average Net Assets	3.88%*	3.69%	2.77%	1.75%	1.52%	1.94%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.06%*	1.03%	1.07%	1.00%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	7.09%*	7.64%	8.00%	8.09%	8.62%	9.34%
Amount of Borrowings Outstanding End of Year or Period (000s)	$68,975	$69,574	$67,880	$67,702	$71,025	$50,993
Portfolio Turnover Rate	5%	21%	8%	24%	40%	42%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

6	PCM Fund, Inc.	See accompanying notes

Statement of Assets and Liabilities	June 30, 2007 (Unaudited)

(Amounts in thousands, except per share and share amounts)
Assets:
Investments, at value	$199,241
Receivable for investments sold	3,787
Interest and dividends receivable	1,555
Swap premiums paid	5,255
Unrealized appreciation on swap agreements	433
Other assets	25
210,296

Liabilities:
Payable for the reverse repurchase agreement	$68,975
Overdraft due to custodian	3,790
Dividends payable	795
Accrued investment advisory fee	239
Accrued administration fee	33
Accrued custodian expense	6
Accrued audit fee	15
Accrued printing expense	9
Variation margin payable	2
Swap premiums received	332
Unrealized depreciation on swap agreements	6,079
80,275

Net Assets	$130,021

Net Assets Consist of:
Capital stock–authorized 300 million shares, $.001 par value; outstanding 11,355,683 shares	$11
Paid in capital	155,200
(Overdistributed) net investment income	(1,412)
Accumulated undistributed net realized (loss)	(12,441)
Net unrealized (depreciation)	(11,337)
$130,021

Net Asset Value Per Share Outstanding	$11.45

Cost of Investments Owned	$204,926

See Accompanying Notes	Semiannual Report	June 30, 2007	7

Statement of Operations	Six Months Ended June 30, 2007 (Unaudited)

(Amounts in thousands)
Investment Income:
Interest	$7,133
Miscellaneous income	108
Total Income	7,241

Expenses:
Investment advisory fees	476
Administration fees	66
Transfer agent fees	14
Directors’ fees	32
Printing expense	25
Proxy expense	6
Legal fees	28
Audit fees	14
Custodian fees	20
Interest expense	1,861
Miscellaneous expense	14
Total Expenses	2,556

Net Investment Income	4,685

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(126)
Net realized gain on futures contracts, written options and swaps	1,026
Net change in unrealized (depreciation) on investments	(3,894)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(889)
Net (Loss)	(3,883)

Net Increase in Net Assets Resulting from Operations	$802

8	PCM Fund, Inc.	See accompanying notes

Statement of Changes in Net Assets

(Amounts in thousands, except share amounts)
Increase (Decrease) in Net Assets from:	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006

Operations:
Net investment income	$4,685	$10,218
Net realized gain	900	2,697
Net change in unrealized (depreciation)	(4,783)	(1,373)
Net increase resulting from operations	802	11,542

Distributions to Shareholders:
From net investment income	(5,305)	(12,726)

Total Distributions	(5,305)	(12,726)

Fund Share Transactions:
Issued as reinvestment of distributions (21,409 and 48,723 shares, respectively)	265	651
Net increase resulting from Fund share transactions	265	651

Total (Decrease) in Net Assets	(4,238)	(533)

Net Assets:
Beginning of period	134,259	134,792
End of period*	$130,021	$134,259

*Including (overdistributed) net investment income of:	$(1,412)	$(792)

Semiannual Report	June 30, 2007	9

Statement of Cash Flows	Six Months ended June 30, 2007 (Unaudited)

(Amounts in thousands)
(Decrease) in Cash from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$802

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(14,346)
Proceeds from sales of long-term securities	14,428
Sale of short-term portfolio investments, net	(465)
Decrease in interest receivable	57
Increase in receivable for investments sold	(3,786)
Increase in other assets	(25)
Decrease in swap premiums paid	1,750
Proceeds from futures contracts transactions	(52)
Decrease in payable to advisor	(10)
Decrease in administration fees	(1)
Increase in printing fee	7
Decrease in custodian fee	(3)
Decrease in audit fee	(1)
Decrease in other fees	(49)
Unrealized (depreciation) on investments	4,783
Net realized gain on investments	(900)
Net amortization on investments	(89)
Net cash used for operating activities	2,100

Cash flows received from financing activities*:
Net borrowing from reverse repurchase agreements	(599)
Cash dividend paid	(5,308)
Net cash received from financing activities	(5,907)

Net Decrease in Cash	(3,807)

Cash:
Beginning of period	17
End of period	$(3,790)
*	Includes reinvestment of dividends of $265.

10	PCM Fund, Inc.	See accompanying notes

Schedule of Investments	(Unaudited) June 30, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL MORTGAGE-BACKED SECURITIES 120.8%

HEALTHCARE 2.1%
RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (g)	$1,992	$1,937
7.471% due 01/15/2019 (g)	1,000	295
8.926% due 01/15/2019 (a)(g)	275	45
9.150% due 11/28/2027 (g)	479	473

		2,750

HOSPITALITY 8.7%
Bear Stearns Commercial Mortgage Securities
5.817% due 05/14/2016 (d)(g)	1,500	1,513

Commercial Mortgage Pass-Through Certificates
5.570% due 02/05/2019 (g)	2,000	1,946

Hilton Hotel Pool Trust
0.604% due 10/03/2015 (b)(d)(g)	31,462	647

Host Marriot Pool Trust
8.310% due 08/03/2015 (d)(g)	2,000	2,106

Office Portfolio Trust
6.778% due 02/03/2016 (g)	1,000	1,003

Times Square Hotel Trust
8.528% due 08/01/2026 (g)	3,647	4,103

		11,318

MULTI-CLASS 98.1%
Asset Securitization Corp.
7.384% due 08/13/2029 (d)	750	752
10.115% due 02/14/2043	4,502	4,541

Banc of America Commercial Mortgage, Inc.
5.436% due 03/11/2041 (g)	2,000	1,932
5.918% due 04/11/2036 (d)(g)	932	936
6.290% due 06/11/2035 (g)	700	698
7.224% due 04/15/2036	2,500	2,640
7.928% due 11/15/2031 (d)	2,800	2,933

Bear Stearns Commercial Mortgage Securities
5.060% due 11/15/2016	8	8
5.709% due 02/11/2041 (g)	1,000	941
5.978% due 05/11/2039 (g)	1,000	1,002
6.500% due 02/15/2032 (g)	1,332	1,317
6.625% due 10/15/2032 (g)	1,258	1,097
7.000% due 05/20/2030 (d)	1,556	1,662

Carey Commercial Mortgage Trust
5.970% due 09/20/2019 (d)(g)	1,337	1,335

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Chase Commercial Mortgage Securities Corp.
6.484% due 02/12/2016 (d)(g)	$1,000	$1,026
6.650% due 07/15/2032 (g)	2,600	2,638
6.887% due 10/15/2032 (g)	1,500	1,522

Commercial Mortgage Asset Trust
6.975% due 01/17/2032 (d)	2,500	2,644

Commercial Mortgage Pass-Through Certificates
6.586% due 07/16/2034 (d)(g)	1,500	1,562
6.830% due 02/14/2034 (d)(g)	2,893	3,006
6.937% due 07/16/2034 (g)	1,500	1,588
8.444% due 08/15/2033 (g)	1,500	1,607

CS First Boston Mortgage Securities Corp.
0.422% due 12/15/2035 (b)(d)(g)	25,595	952
4.918% due 04/15/2037 (d)	2,000	1,879
5.322% due 08/15/2036 (g)	2,000	1,906
5.557% due 12/15/2036 (g)	2,600	2,533
7.170% due 05/17/2040 (d)	3,000	3,134
7.460% due 01/17/2035 (d)(g)	2,000	2,147

CVS Lease Pass-Through
5.880% due 01/10/2028 (g)	1,936	1,855

DLJ Commercial Mortgage Corp.
7.273% due 11/12/2031	135	138

Federal Housing Administration
7.380% due 04/01/2041	2,406	2,413

FFCA Secured Lending Corp.
1.362% due 09/18/2027 (b)(g)	6,347	268

First Union National Bank-Bank of America
6.000% due 01/15/2011 (g)	1,000	1,003

First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035 (d)	2,000	2,094

GE Capital Commercial Mortgage Corp.
5.275% due 07/10/2045 (g)	1,000	922
5.309% due 05/10/2043 (d)	1,000	945

GMAC Commercial Mortgage Securities, Inc.
5.349% due 11/10/2045	1,895	1,823
6.500% due 05/15/2035	20	20
6.500% due 05/15/2035 (d)	2,500	2,532
6.500% due 05/15/2035 (g)	2,000	2,036
7.206% due 05/15/2030 (g)	1,500	1,360
8.347% due 09/15/2035 (g)	1,500	1,604

Greenwich Capital Commercial Funding Corp.
4.859% due 08/10/2042 (d)	1,500	1,409
5.419% due 01/05/2036 (g)	1,500	1,458

See Accompanying Notes	Semiannual Report	June 30, 2007	11

Schedule of Investments  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
GS Mortgage Securities Corp. II
6.370% due 03/06/2020 (g)	$2,000	$2,002
6.615% due 02/14/2016 (d)(g)	3,500	3,630
7.644% due 08/05/2018 (g)	3,480	3,626

GSMPS Mortgage Loan Trust
8.000% due 09/19/2027 (d)(g)	1,377	1,443

JPMorgan Chase Commercial Mortgage Securities Corp.
0.813% due 03/12/2039 (b)(g)	12,148	438
5.437% due 05/15/2041 (g)	1,500	1,438
5.466% due 12/15/2044 (d)	5,325	5,148
5.489% due 12/12/2043 (d)	1,000	967
6.162% due 05/12/2034 (d)	2,000	2,043
6.465% due 11/15/2035 (d)	3,000	3,091

LB-UBS Commercial Mortgage Trust
5.683% due 07/15/2035 (g)	1,500	1,428
6.950% due 03/15/2034 (d)(g)	1,572	1,645
7.290% due 09/15/2034 (g)	2,000	2,106

Merrill Lynch Mortgage Investors, Inc.
4.924% due 08/25/2033 (g)	801	749
7.114% due 12/15/2030	1,500	1,586
7.300% due 02/15/2030 (d)	2,000	2,054

Morgan Stanley Capital I, Inc.
5.373% due 11/14/2042 (d)	500	475
5.379% due 08/13/2042 (g)	100	95
7.220% due 12/15/2031 (d)	200	204
7.555% due 04/30/2039 (d)(g)	2,000	2,083
7.695% due 10/03/2030 (g)	2,000	1,923

Nationslink Funding Corp.
7.050% due 03/20/2030 (g)	2,000	2,002
7.105% due 08/20/2030 (g)	2,500	2,573

Prudential Securities Secured Financing Corp.
6.755% due 06/16/2031 (g)	2,000	2,055

Trizec Hahn Office Properties
7.604% due 05/15/2016 (g)	3,000	3,172

Wachovia Bank Commercial Mortgage Trust
0.194% due 10/15/2041 (b)(g)	47,601	1,016
4.982% due 02/15/2035 (g)	1,020	925
5.188% due 02/15/2041 (g)	2,500	2,346
5.518% due 01/15/2041 (g)	1,500	1,434
6.290% due 04/15/2034 (g)	2,000	2,003

		127,518

MULTI-FAMILY 5.1%
Commercial Capital Access One, Inc.
7.692% due 11/15/2028 (g)	3,000	3,069

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fannie Mae
8.333% due 12/25/2015 (k)	$1,084	$1,081

Federal Housing Administration
8.360% due 01/01/2012	145	147

Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024 (d)	285	286
9.256% due 01/15/2024	2,000	2,063

		6,646

OTHER MORTGAGED-BACKED SECURITIES 6.8%
Denver Arena Trust
6.940% due 11/15/2019 (g)	1,835	1,839

Dickinson County, Iowa Revenue Notes, Series 2006
7.750% due 12/01/2012	345	338

Iowa State Finance Authority Revenue Notes, Series 2006
7.500% due 11/01/2007	40	40

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035 (d)(g)	5,000	5,019

Lexington, Virginia Industrial Development Authority Revenue Notes, Series 2007
8.000% due 01/01/2015	620	624

Little Rock, Arkansas Municipal Property Owners Multipurpose Improvement District Special Tax Bonds, (GO OF DIST Insured), Series 2007
7.200% due 03/01/2032	1,000	964

		8,824

Total Commercial Mortgage-Backed Securities (Cost $160,503)		157,056

CORPORATE BONDS & NOTES 9.7%

BANKING & FINANCE 1.1%
Ford Motor Credit Co.
8.000% due 12/15/2016	500	480

GMAC LLC
6.000% due 09/15/2008	180	176

Tenneco, Inc.
8.625% due 11/15/2014 (d)	750	776

		1,432

12	PCM Fund, Inc.	See accompanying notes

(Unaudited) June 30, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 7.8%
Bon-Ton Stores, Inc.
10.250% due 03/15/2014 (d)	$500	$509

CCO Holdings LLC
8.750% due 11/15/2013	500	511

CSC Holdings, Inc.
7.875% due 02/15/2018	500	485

Dynegy Holdings, Inc.
7.125% due 05/15/2018 (d)	500	447

EchoStar DBS Corp.
7.125% due 02/01/2016	500	491

HCA, Inc.
6.750% due 07/15/2013 (d)	1,250	1,141
9.250% due 11/15/2016 (g)	600	640

Intelsat Bermuda Ltd.
9.250% due 06/15/2016	1,000	1,068

Lyondell Chemical Co.
8.250% due 09/15/2016	500	525

Primedia, Inc.
8.875% due 05/15/2011	500	516

RH Donnelley Corp.
8.875% due 01/15/2016	950	993

SemGroup LP
8.750% due 11/15/2015 (g)	500	505

Sungard Data Systems, Inc.
9.125% due 08/15/2013	500	514

U.S. Airways Group, Inc.
9.330% due 01/01/2049 (a)	633	5

United AirLines, Inc.
6.636% due 07/02/2022 (g)	1,000	994

Verso Paper Holdings LLC
9.125% due 08/01/2014 (g)	800	830

		10,174

UTILITIES 0.8%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	500	507

NRG Energy, Inc.
7.250% due 02/01/2014	350	352
7.375% due 02/01/2016	150	151

		1,010

Total Corporate Bonds & Notes (Cost $12,535)		12,616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REAL ESTATE ASSET-BACKED SECURITIES 21.9%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	$2,500	$2,104

Asset-Backed Securities Corp. Home Equity
8.070% due 06/21/2029	369	188

Bear Stearns Second Lien Trust
7.820% due 12/25/2036 (g)	2,316	801

CCCA LLC
7.800% due 10/15/2008 (g)	642	649

CDC Mortgage Capital Trust
8.984% due 03/25/2033	368	65

Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,675
7.970% due 05/01/2032	927	750

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 (d)	506	506

Fannie Mae
5.000% due 11/25/2035 (d)	435	329
5.237% due 06/01/2023 (d)	1,437	1,387
6.113% due 07/01/2012 (d)	5,753	5,917
6.494% due 09/25/2023	47	48
7.000% due 08/01/2033- 10/01/2033 (d)	755	774
7.875% due 11/01/2018	19	19
8.000% due 07/01/2009- 08/01/2015 (d)	161	164
8.000% due 10/01/2010- 07/25/2022	197	207
8.500% due 07/01/2008- 03/01/2029	129	138
8.500% due 09/01/2022- 04/01/2032 (d)	605	648
9.000% due 03/25/2020 (d)	306	332
9.375% due 04/01/2016 (d)	167	168

Federal Housing Administration
7.430% due 07/01/2018	234	236

First International Bank N.A.
11.070% due 04/15/2026 (g)	1,856	158

Freddie Mac
5.000% due 02/15/2036 (d)	347	266
7.000% due 08/01/2007- 06/01/2016	207	214
7.000% due 03/01/2031- 08/01/2032 (d)	888	916
8.000% due 07/01/2010- 06/01/2015	25	26
8.500% due 11/15/2021 (d)	587	620

Semiannual Report	June 30, 2007	13

Schedule of Investments  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Green Tree Financial Corp.
6.180% due 04/01/2030	$140	$138
6.220% due 03/01/2030 (d)	557	553
6.530% due 02/01/2031	786	725
6.760% due 03/01/2030	428	434
6.810% due 12/01/2027 (d)	476	485
7.050% due 01/15/2027	922	790
7.070% due 01/15/2029	136	139

Greenpoint Manufactured Housing
7.590% due 11/15/2028	96	98
8.300% due 10/15/2026	2,000	1,967

Keystone Owner Trust
9.000% due 01/25/2029 (g)	469	455

Oakwood Mortgage Investors, Inc.
5.550% due 05/15/2013	130	116
6.890% due 11/15/2032	1,000	495

Ocwen Residential Mortgage-Backed Securities Corp.
6.854% due 06/25/2039 (g)	604	474
7.000% due 10/25/2040 (g)	1,293	997

PPM America High Yield CBO Ltd.
6.235% due 06/01/2011	219	166

Saxon Asset Securities Trust
8.640% due 12/25/2032	547	297

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Structured Asset Investment Loan Trust
8.320% due 10/25/2033	$68	$3

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	468

Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (g)	337	335

Total Real Estate Asset-Backed Securities (Cost $30,774)		28,440

SHORT-TERM INSTRUMENTS 0.7%

U.S. TREASURY BILLS 0.7%
4.552% due 09/01/2007 (c)(e)(h)	1,020	1,009

Total Short-Term Instruments (Cost $1,010)		1,009

PURCHASED OPTIONS (j) 0.1%
(Cost $104)		120

Total Investments (f) 153.2% (Cost $204,926)		$199,241
Other Assets and Liabilities (Net) (53.2%)		(69,220)

Net Assets 100.0%		$130,021

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average rate.
(d)	On June 30, 2007, securities valued at $73,868 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $989 have been pledged as collateral for swap and swaption contracts on June 30, 2007.
(f)	As of June 30, 2007, portfolio securities with an aggregate value of $6,454 were valued in good faith and pursuant to the guidelines established by the Board of Directors.
(g)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(h)	Securities with an aggregate market value of $20 have been segregated with the custodian to cover margin requirements for the following open futures contracts on June 30, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note September Futures	Short	09/2007	4	$(6)

14	PCM Fund, Inc.	See accompanying notes

(Unaudited) June 30, 2007

(i)	Swap agreements outstanding on June 30, 2007:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Lehman Brothers, Inc.	Windstream Corp. 8.125% due 08/01/2013	Sell	1.050%	06/20/2012	$2,000	$(30)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.700%	06/19/2025	$242,800	$(1,124)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.600%	06/21/2026	28,000	(707)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.650%	06/21/2026	165,000	(3,324)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	1,300	17
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.660%	02/25/2017	62,900	410
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.840%	02/25/2017	62,900	(489)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.700%	06/21/2025	40,000	(405)
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	4,200	6

						$(5,616)

(j)	Purchased options outstanding on June 30, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 9-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.660%	02/21/2008	$9,400	$62	$11
Put - OTC 9-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.840%	02/21/2008	9,400	42	109

							$104	$120

(k)	Restricted securities as of June 30, 2007:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Fannie Mae	8.333%	12/25/2015	12/08/1995	$1,084	$1,081	0.83%

Semiannual Report	June 30, 2007	15

Notes to Financial Statements

1. ORGANIZATION

Effective June 1, 2007, the Fund’s name changed from the PIMCO Commercial Mortgage Securities Trust, Inc. to the PCM Fund, Inc. The PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange (“NYSE”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation Fund securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open. Fund securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Directors or persons acting at their direction may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Because

16	PCM Fund, Inc.

(Unaudited) June 30, 2007

foreign securities can trade on non-business days of the Fund, the NAV of the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem fund shares. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders The Fund intends to distribute all its net investment income monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under GAAP.

(d) Futures Contracts The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(e) Options Contracts The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Semiannual Report	June 30, 2007	17

Notes to Financial Statements  (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(f) Reverse Repurchase Agreements The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2007 was $68,603,055 at a weighted average interest rate of 5.38%.

(g) Restricted Securities The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional investors. The Board of Directors considers 144A securities to be liquid.

(h) Swap Agreements The Fund may invest in swap agreements. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Fund may enter into interest rate, credit default and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue

18	PCM Fund, Inc.

(Unaudited) June 30, 2007

Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Trust from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(i) Mortgage-Related and Other Asset-Backed Securities The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(j) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(k) New Accounting Policies In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation became effective for the Fund on June 29, 2007. Management has evaluated the application of the Interpretation in relation to the Fund and has concluded that no single filing position or combination of filing positions identified as uncertain tax positions required the accrual of a tax liability in the accounting records of the Fund for the period ending June 30, 2007. Management will monitor all existing filing positions and future filing positions in light of the Interpretation and evaluate the need for any future tax accruals and financial statement disclosures as warranted.

Semiannual Report	June 30, 2007	19

Notes to Financial Statements  (Cont.)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Fund and will provide additional information in relation to the Statement on the Fund’s annual financial statements for the period ending December 31, 2007.

3. FEES AND EXPENSES

(a) Investment Manager Fee PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

(b) Administration Fee PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(c) Fund Expenses The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees, (vi) brokerage fees and commissions and other portfolio transaction expenses (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Director, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $1,000 and each other committee chair will receive an additional annual retainer of $500. The Fund pays no compensation directly to any Director or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates.

4. RELATED PARTY TRANSACTIONS

The Adviser and Administrator are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund,

20	PCM Fund, Inc.

(Unaudited) June 30, 2007

including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 0	$ 28	$ 14,346	$ 9,589

7. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), and certain of their affiliates, including the PIMCO Funds (a series of funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Directors of the Fund (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain Directors of the Fund (in their capacity as Trustees of PIMCO Funds or the Allianz Funds), and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, the Fund and certain other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks

Semiannual Report	June 30, 2007	21

Notes to Financial Statements  (Cont.)

to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which the Fund and certain other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including the Fund and certain other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s Shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

8. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

At June 30, 2007, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 3,632	$ (9,317)	$ (5,685)

22	PCM Fund, Inc.

Privacy Policy*	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

* This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

Semiannual Report	June 30, 2007	23

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for PCM Fund, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

24	PCM Fund, Inc.

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PCM Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Semiannual Report	June 30, 2007	25

2007 Shareholder Meeting Results	(Unaudited)

The Fund’s annual shareholders meeting was held on April 13, 2007. The results of votes taken among shareholders on the proposals presented at the meeting are listed below.

Proposal 1

To liquidate the Fund in an orderly manner.

# of Shares Voted
For	1,000
Against	33,857
Abstain	0
Broker Non-Votes	7,598,498

The proposal to liquidate the Fund did not pass.

Proposal 2

To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2010, and until their successors are elected and qualify.

	# of Shares Voted	% of Shares Voted
E. Philip Cannon
For	7,632,355	99.99%
Withheld	1,000	0.01%
Total	7,633,355	100.00%

William J. Popejoy
For	7,632,355	99.99%
Withheld	1,000	0.01%
Total	7,633,355	100.00%

26	PCM Fund, Inc.

Other Information

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-AR-0207

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The information required by this Item 8 is only required in an annual report on this Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures

(a)	The principal executive officer and principal financial officer of PCM Fund, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics—Not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	September 4, 2007

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	September 4, 2007